UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) December 31, 2006
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                                FNB United Corp.
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             (Exact Name of Registrant as Specified in its Charter)


      North Carolina                    0-13823                   56-1456589
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(State or Other Jurisdiction    (Commission File Number)        (IRS Employer
   of Incorporation)                                         Identification No.)


150 South Fayetteville Street, Asheboro, North Carolina                27203
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    (Address of Principal Executive Offices)                         (Zip Code)


Registrant's Telephone Number, Including Area Code           (336) 626-8300
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

         (b) Dale E. Keiger, a director of FNB United Corp. and its wholly owned subsidiary, First National Bank and Trust Company, retired from the boards of directors of FNB United and First National effective as of December 31, 2006.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        FNB UNITED CORP.


Date: January 31, 2007                  By  /s/ Jerry A. Little
                                            ------------------------------------
                                            Jerry A. Little
                                            Treasurer and Secretary
                                            (Principal Financial and
                                            Accounting Officer)